      As filed with the Securities and Exchange Commission on June 6, 2001

                                                      REGISTRATION NO. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              --------------------

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                                  MAXIMUS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          VIRGINIA                                      54-1000588
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
      of Incorporation)

11419 SUNSET HILLS ROAD, RESTON, VIRGINIA                 20190
(Address of Principal Executive Offices)                (Zip Code)
                              --------------------

                           1997 EQUITY INCENTIVE PLAN
                            (Full Title of the Plan)

             DAVID V. MASTRAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  MAXIMUS, Inc.
                             11419 Sunset Hills Road
                             Reston, Virginia 20190
                                 (703) 251-8500
            (Name, Address and Telephone Number of Agent for Service)

                                 with copies to:

                         KERRY JOHN TOMASEVICH, ESQUIRE
                               Palmer & Dodge LLP
                                One Beacon Street
                        Boston, Massachusetts 02108-3190
                                 (617) 573-0100

                         CALCULATION OF REGISTRATION FEE

----------------------------------- -------------------- -------------------- --------------------- ------------------
                                                          Proposed Maximum      Proposed Maximum
    Title of Securities To Be          Amount To Be      Offering Price Per    Aggregate Offering       Amount Of
            Registered                  Registered            Share(1)              Price(1)        Registration Fee
----------------------------------- -------------------- -------------------- --------------------- ------------------

Common Stock, no par value          2,000,000 shares(2)        $36.76             $73,520,000            $18,380
----------------------------------- -------------------- -------------------- --------------------- ------------------

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) based upon the average of the high and low sale prices on June 1, 2001 as reported by the New York Stock Exchange.
(2) The Registration Statement registers an additional 2,000,000 shares issuable under the Registrant's 1997 Equity Incentive Plan (the "Plan"). An aggregate of 3,000,000 shares issuable under the Plan have previously been registered under prior registration statements (Registration Statement No. 333-41871 and Registration No. 333-75263).

          STATEMENT REGARDING INCORPORATION BY REFERENCE FROM EFFECTIVE
                             REGISTRATION STATEMENT

         Pursuant to Instruction E to Form S-8, the contents of (i) the Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997 (File No. 333-41871), and (ii) the Registrant's Registration Statement on Form S-8 filed with the Commission on March 30, 1999 (File No. 333-75263) relating to the registration of an aggregate of 3,000,000 shares of the Registrant's Common Stock, no par value (the "Common Stock"), authorized for issuance under the Registrant's 1997 Equity Incentive Plan (the "Plan"), are incorporated by reference in their entirety in this Registration Statement. This Registration Statement provides for the registration of an additional 2,000,000 shares of the Registrant's Common Stock to be issued under the Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Reston, Commonwealth of Virginia, on this 16th day of May, 2001.

                                   MAXIMUS, INC.


                                   By:  /s/ F. Arthur Nerret
                                        ---------------------------------------
                                        F. Arthur Nerret
                                        Vice President, Finance, Treasurer and
                                        Chief Financial Officer


                                POWER OF ATTORNEY


         We, the undersigned officers and directors of MAXIMUS, Inc. hereby severally constitute and appoint David V. Mastran, Raymond B. Ruddy, F. Arthur Nerret, David R. Francis and Kerry John Tomasevich and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 including any post-effective amendments thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


         SIGNATURE                               TITLE                                  DATE


/s/  David V. Mastran                            President, Chief Executive             May 16, 2001
----------------------------------------         Officer and Director
         David V. Mastran                        (Principal Executive Officer)


/s/  Raymond B. Ruddy                            Chairman of the Board                  May 16, 2001
----------------------------------------         of Directors and
         Raymond B. Ruddy                        Vice President


/s/ F. Arthur Nerret                             Vice President, Finance,               May 16, 2001
----------------------------------------         Treasurer and Assistant Secretary
         F. Arthur Nerret                        (Principal Financial and
                                                 (Accounting Officer)

/s/  Russell A. Beliveau                         Director                               May 16, 2001
----------------------------------------
         Russell A. Beliveau


/s/ Jesse Brown                                  Director                               May 16, 2001
----------------------------------------
         Jesse Brown





                                       2


/s/  Lynn P. Davenport                           Director                               May 16, 2001
----------------------------------------
         Lynn P. Davenport


/s/  Thomas A. Grissen                           Director                               May 16, 2001
----------------------------------------
         Thomas A. Grissen


/s/ Peter B. Pond                                Director                               May 16, 2001
----------------------------------------
         Peter B. Pond


/s/ James R. Thompson, Jr.                       Director                               May 16, 2001
----------------------------------------
         James R. Thompson, Jr.


                                  EXHIBIT INDEX


  Exhibit
  Number                              Description
  -------                             -----------

    5.1         Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder.

   23.1         Consent of Ernst & Young LLP, independent auditors.

   23.3         Consent of Palmer & Dodge LLP.  Contained in Exhibit 5.1 hereto.

   24.1         Power of Attorney.  Set forth on the signature page to this Registration Statement.

  ---------------








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